UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 4, 2008
DEL MONTE FOODS COMPANY
(Exact Name of Registrant as Specified in Charter)

Delaware	001-14335	13-3542950

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Market @ The Landmark San Francisco, California	94105

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (415) 247-3000
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations
Item 1.01. Entry into a Material Definitive Agreement
     On November 4, 2008, Del Monte Corporation, a wholly-owned subsidiary of Del Monte Foods Company, entered into a Restated Del Monte Foods Retail Brokerage Agreement (“Restated Agreement”) with Advantage Sales and Marketing LLC, a limited liability company (“Advantage”). The Restated Agreement amends and restates the terms of the brokerage relationship between Del Monte and Advantage as previously set forth in that certain Del Monte Foods Retail Brokerage Agreement effective July 1, 2001.
     The Restated Agreement sets forth the terms pursuant to which Advantage is appointed to act as retail broker in connection with the servicing, promotion, and sale of certain specified Del Monte products at certain specified brokerage rates to certain specified classes of trade. Advantage is required to accurately and completely convey to customers Del Monte’s terms and conditions of sale and to meet performance objectives as mutually agreed by Del Monte and Advantage. Services provided by Advantage under the Restated Agreement include retail store coverage at agreed levels, retail services to assure the availability of product on store shelves, category management services, activities designed to achieve retail objectives, reporting of retail conditions, and invoice management. In performing the services Advantage is required to dedicate a sufficient number of personnel and to provide sufficient training to effectively accomplish Del Monte’s business objectives. The Restated Agreement has an initial term beginning on November 4, 2008 and ending on April 30, 2009. Thereafter, the agreement automatically renews for successive additional terms of one year each unless either party provides written notice of non-renewal at least 30 days prior to the expiration of the then current term. Either party may terminate the Restated Agreement based upon material breach by the other party.
     The foregoing summary of the terms of the Restated Agreement does not purport to be complete and is qualified in its entirety by reference to such document, which is filed as Exhibit 10.1 to this Report and is incorporated herein by this reference.
Section 9 – Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits
     (d) Exhibits.
          The following exhibit is filed with this Current Report on Form 8-K:

Exhibit	Description

†10.1	Restated Del Monte Foods Retail Brokerage Agreement between Del Monte Corporation and Advantage Sales and Marketing LLC effective as of November 4, 2008

†	Confidential treatment has been requested as to portions of the exhibit.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Del Monte Foods Company
Date: November 6, 2008	By:	/s/ Richard L. French
		Name:	Richard L. French
		Title:	Senior Vice President, Treasurer, Chief Accounting Officer and Controller

EXHIBIT INDEX

Exhibit	Description

†10.1	Restated Del Monte Foods Retail Brokerage Agreement between Del Monte Corporation and Advantage Sales and Marketing LLC effective as of November 4, 2008

†	Confidential treatment has been requested as to portions of the exhibit.

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